UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 3, 2023

United Bankshares, Inc.

(Exact name of registrant as specified in its charter)

West Virginia	No. 002-86947	55-0641179
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 United Center
500 Virginia Street, East
Charleston, West Virginia 25301
(Address of Principal Executive Offices)

(304) 424-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2.50 per share	UBSI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On April 3, 2023, Jerold L. Rexroad provided notice of his retirement as Executive Vice President of United Bankshares, Inc. (the “Company”) and Chairman of the Carolinas for United Bank. Additionally, on April 4, 2023, Mr. Rexroad offered his resignation from the Board of Directors of the Company (the “Board”) to Richard M. Adams, Executive Chairman of United Bankshares, Inc. The Governance and Nominating Committee accepted the resignation. Mr. Rexroad plans to retire from the banking industry to pursue other opportunities and will no longer serve as a director of the Board or an executive officer of the Company effective April 14, 2023. Mr. Rexroad’s departure did not arise or result from any disagreement with the Company.

Upon the effective date of Mr. Rexroad’s resignation, the size of the Board will be reduced from fifteen to fourteen directors. Mr. Rexroad will no longer be a director nominee for election at the 2023 Annual Meeting of Shareholders of the Company (the “2023 Annual Meeting”) to be held on May 10, 2023. Other than Mr. Rexroad, the nominees named in the Company’s Definitive Proxy Statement (the “Proxy”) dated March 30, 2023, will stand for election at the 2023 Annual Meeting. No votes will be counted for the election of Mr. Rexroad to the Board of the Company. Shareholders eligible to vote at the 2023 Annual Meeting may continue to use the form of proxy card included with the distribution of the Proxy to vote their shares as to the Board’s remaining nominees and the other matters being voted on at the 2023 Annual Meeting. Previously voted proxies remain valid, other than with respect to Mr. Rexroad. Any votes that are submitted with respect to Mr. Rexroad’s election will be disregarded.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANKSHARES, INC.

Date: April 7, 2023	By:	/s/ W. Mark Tatterson
W. Mark Tatterson, Executive Vice
President and Chief Financial Officer